AMENDMENT AND EXCHANGE
                                       OF
                            SECURED PROMISSORY NOTE



          The undersigned promises to pay the currently outstanding balance under previously executed Secured Promissory Notes to RJR Nabisco Holdings Corp. pursuant to the terms of any and all such Notes, except that interest on the unpaid balance of all indebtedness shall accrue from July 1, 1993 at the applicable Federal rate (6.37%).



                                             ________________________
                                                  Employee

                                             ________________________
                                                  Printed Name

                                             Date:      July 1, 1993
                                                  --------------------





As an incentive to Employee's continued employment with the Company or an affiliate thereof, and as the holder of the above referenced promissory notes, the Company agrees to the above amendment; and further agrees that partial sales of Stock pledged under the Notes will be applied to pay the loan balance without accelerating that date upon which the entire loan balance becomes due and payable; provided, however, until the principal amount and accrued interest on the Loan are repaid in full, such stock shall only be sold by the Company, acting on behalf of Employee, for the purpose of repaying the loan balance.

                                             RJR Nabisco Holdings Corp.


                                             By:______________________

                                             Date:    July 1, 1993
                                                  --------------------